Exhibit 10.6
Medicare Advantage Attestation of Benefit Plan
WELLCARE OF GEORGIA, INC.
H1112
Date: 08/29/2008
I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2009. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.
I attest that I have examined the employer/union-only group waiver (“800 series”) PBPs identified below and that these PBPs are those that the above-stated organization will make available only to eligible employer/union-sponsored group plan beneficiaries in the approved service area during program year 2009. I further attest we have reviewed any MA bid pricing tools (BPTs) associated with these PBPs (no Part D bids are required for 2009 “800 series” PBPs) with the certifying actuary and have determined them to be consistent with any MA PBPs being attested to here.
I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2008 and 2009, including but not limited to, the 2009 Call Letter, the 2009 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan	Segment			Plan	Transaction	MA	Part D	CMS Approval	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
001	0	8	WellCare Choice	HMO	Renewal	0.00	0.00	08/29/2008	01/01/2009
003	0	7	WellCare Advance	HMO	Renewal	0.00	N/A	08/29/2008	01/01/2009
005	0	9	WellCare Select	HMO	Renewal	0.00	9.60	08/29/2008	01/01/2009
006	0	9	WellCare Access	HMO	Renewal	0.00	19.50	08/29/2008	01/01/2009
027	0	8	WellCare Value	HMO	Renewal	0.00	0.00	08/29/2008	01/01/2009
030	0	8	WellCare Reserve	HMO	Renewal	0.00	14.40	08/29/2008	01/01/2009
801	0	4	Employer Georgia 1	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
802	0	4	Employer Georgia 2	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
803	0	4	Employer Georgia 3	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
804	0	4	Employer Georgia 4	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
Page 1 of 2 — WELLCARE OF GEORGIA, INC. — H1112 — 08/29/2008

/s/ Heath Schiesser	9/5/08

CEO:	Date:
Heath Schiesser CEO/President 8735 Henderson Road Tampa, FL 33634 813-290-6205

/s/ Thomas L. Tran	9/5/08

CFO:	Date:
Tom Tran CFO 8735 Henderson Road Tampa, FL 33634 813-290-6200 (1770)
Page 2 of 2 — WELLCARE OF GEORGIA, INC. — H1112 — 08/29/2008